Exhibit 10.1

AMENDMENT TO NOTES

This AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is made as of August 24, 2011, by and between DayStar Technologies, Inc. (the “Company”) and each of the holders listed on Schedule A hereto, each of which is referred to as a “Holder”.

WHEREAS, the Company and the Holders are parties to the respective Secured Convertible Promissory Notes listed on Schedule A hereto (each a “Note” and, collectively, the “Notes”);

WHEREAS, the Company and each Holder desire to amend each of the Notes to provide that the maturity date shall be October 22, 2011;

WHEREAS, the Company and two of the Holders desire to amend certain other terms of two Notes; and

WHEREAS, Section 7 of each Note provides that any term of such Note can be amended or waived with the prior written consent of the Company and the Holder.

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1. The “Maturity Date” of each Note is hereby extended to October 22, 2011.

2. The Company and the Holders of the Notes dated July 19, 2011 hereby agree to amend such Notes as follows:

a.	Section 2(e) of the Notes dated July 19, 2011 is hereby deleted in its entirety and replaced with the following:

The Company shall not issue any shares of Common Stock upon conversion of this Note if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue without breaching the Company’s obligations under the listing rules or regulations of the Nasdaq Capital Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), whether or not the Company is then subject to the rules and regulations of the Nasdaq Capital Market, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Capital Market for issuance of shares of Common Stock in excess of such amount. Unless and until such approval is obtained, the Holder shall not be issued shares of Common Stock in an amount greater than the Exchange Cap.

b.	Section 2(f) is hereby deleted in its entirety.

3. The remaining provisions of each Note shall continue in full force and effect and are not otherwise affected by this Amendment.

4. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in the State of Delaware by Delaware residents. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement. This Amendment may be executed by facsimile signature.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

DayStar Technologies, Inc.

By:	/s/ Christopher T. Lail
Name:	Christopher T. Lail
Title:	Chief Financial Officer

HOLDER:

By:	/s/ Peter Lacey
Name:	Investor Company in Trust for
Peter Lacey
Title:	Peter A. Lacey, Authorized Signatory

HOLDER:

By:	/s/ Peter Lacey
Name:	Peter Lacey
Title:	Individually

HOLDER:

By:	/s/ Michael Moretti
Name:	Michael Moretti
Title:	Individually

The undersigned have agreed to and executed this Amendment (other than Section 3 thereof, which is not applicable to the undersigned).

HOLDER:

By:	/s/ John J. Gorman
Name:	John J. Gorman
Title:	Individually

HOLDER:

By:	/s/ Richard Schottenfeld
Name:	Richard Schottenfeld
Title:	Individually

HOLDER:

By:	/s/ William Steckel
Name:	William Steckel
Title:	Individually

SCHEDULE A

Secured Convertible Promissory Note	Holder
Secured Convertible Promissory Note, in the amount of $3,075,000, by and between the Company and Investor Company in Trust for Peter Lacey.	Investor Company in Trust for Peter Lacey

Secured Convertible Promissory Note, in the amount of $125,000, by and between the Company and Investor Company in Trust for Peter Lacey.	Investor Company in Trust for Peter Lacey

Secured Convertible Promissory Note, in the amount of $150,000, by and between the Company and Investor Company in Trust for Peter Lacey.	Investor Company in Trust for Peter Lacey

Secured Convertible Promissory Note, in the amount of $750,000, by and between the Company and Michael Moretti.	Michael Moretti

Secured Convertible Promissory Note, in the amount of $150,000, by and between the Company and Michael Moretti.	Michael Moretti

Secured Convertible Promissory Note, in the amount of $125,000, by and between the Company and Michael Moretti.	Michael Moretti

Secured Convertible Promissory Note, in the amount of $150,000, by and between the Company and Michael Moretti.	Michael Moretti

Secured Convertible Promissory Note, in the amount of $100,000, by and between the Company and John Gorman.	John Gorman

Secured Convertible Promissory Note, in the amount of $100,000, by and between the Company and Richard Schottenfeld.	Richard Schottenfeld

Secured Convertible Promissory Note, in the amount of $30,000, by and between the Company and William Steckel.	William Steckel